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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 2000-2
Investor Number 52000032

Determination Date:         15-Nov-00
Remittance Date A-1         20-Nov-00
Remittance Date A-2         04-Dec-00
Month End Date:             31-Oct-00

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
     (a)      Class A-1 Distribution Amount                                                                     2,892,762.77
     (b)      Class A-1 Distribution Principal                                                                  2,057,176.58
                          Scheduled Payments of Principal                                       192,225.60
                          Partial Prepayments                                                    25,468.18
                          Scheduled Principal Balance Principal Prepayment in Full            1,035,071.61
                          Scheduled Principal Balance Liquidated Contracts                      776,538.49
                          Scheduled Principal Balance Repurchases                                27,872.70
                          Previous Undistributed Shortfalls                                           0.00
     (c)      Class A-1 Interest Distribution                                                                     835,586.19
              Class A-1 Interest Shortfall                                                                              0.00
     (d)      Class A-1 Remaining Certificate Balance                                                         139,188,552.26

     (e)      Class A-2 Distribution Amount                                                                       568,333.33
     (f)      Class A-2 Distribution Principal                                                                          0.00
                          Scheduled Payments of Principal                                             0.00
                          Partial Prepayments                                                         0.00
                          Scheduled Principal Balance Principal Prepayment in Full                    0.00
                          Scheduled Principal Balance Liquidated Contracts                            0.00
                          Scheduled Principal Balance Repurchases                                     0.00
     (g)      Class A-2 Interest Distribution                                                                     568,333.33
              Class A-2 Interest Shortfall                                                                              0.00
     (h)      Class A-2 Remaining Certificate Balance                                                         100,000,000.00

     (i)      Class A-1 Pass Through Rate                                                                           6.870000%
              Class A-2 Pass Through Rate                                                                           6.600000%
              Class A-2 Holdover Amount                                                                                 0.00

     (j)      Senior Monthly Servicing Fee                                                                        201,038.11
              Subordinated Monthly Servicing Fee                                                                        0.00
              Subordinated Monthly Servicing Fees remaining unpaid                                                      0.00
              Section 7.05 Legal Fees                                                                                   0.00

     (k)      Servicing Fees Subordination Event                                                           NO

     (l)      Servicer Termination Event                                                                   NO

     (m)      Delinquency                                                          # of Contracts             Prin. Balance
                                                                                   --------------           ----------------
                          a)  Loans 31 to 59 days delinquent                     175                            7,319,367.07
                          b)  Loans 60 to 89 days delinquent                      53                            2,358,503.05
                          c)  Loans delinquent 90 or more days                    46                            2,325,063.75
                                                                           --------------                  -----------------
                                                                                 274                           12,002,933.87
                                                                           ==============                  =================

     (n)      Repurchased Contracts

                          Repurchased Contracts                               Number                        Repurchase Price
                                                                           --------------                  -----------------
                          (see attached schedule)        Total Repurchases         1                               27,872.70
                                                                           ==============                  =================

     (o)      Repossessions or Foreclosures                                   Number                         Actual Balance
                                                                           --------------                  -----------------
                                                         BOP Repossessions       105                           $4,292,923.70
                                                        Plus Repossessions        29                            1,249,927.83
                                                                this Month

                                                         Less Liquidations       (20)                           ($779,900.44)
                                                                           --------------                  -----------------
                                                         EOP Repossessions       114                           $4,762,951.09
                                                                           ==============                  =================

     (p)      Enhancement Payment                                                                                       0.00

     (q)      Monthly Advance                                                                                     274,402.52
     (r)      Outstanding Amount Advanced                                                                         302,780.34

     (r)      Deposit to Special Account                                                                                0.00

     (s)      Amount Distributed to Class R Certificateholders                                                          0.00

     (t)      Previous Period Net Weighted Average Contract Rate                                                        9.66%
              Current Period Net Weighted Average Contract Rate                                                         9.68%

     (u)      Number of Manufactured Homes currently held due to repossession                                            114
              Principal balance of Manufactured Homes currently held                                            4,762,951.09

     (v)      Pool Principal Balance Percentage                                                                    95.638593%

     (w)      Aggregate Deficiency Amounts                                                                          2,000.00
              Servicer Deficiency Amounts received                                                                    700.00

(x)           Additional Items

(y)           Class A-1 Net Funds Carryover Amount                                                                      0.00
              Class A-2 Net Funds Carryover Amount                                                                      0.00

(z)           Deposit into the Certificate Account from the 2000-1 Reserve Account                                      0.00
              Class A-2 Net Funds Carryover Amount                                                                      0.00

(aa)          Cumulative Realized Losses                                                                        1,117,694.84
              Current Realized Loss Ratio                                                                              3.502%

(bb)          Draw Amount under the LOC                                                                                 0.00
              Undrawn LOC Amount                                                                               52,270,120.01
              Letter of Credit Amount                                                                          52,270,120.01
              Amounts due LOC Provider for reimbursement of previous draws                                              0.00
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